Exhibit 21.1
 MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUBSIDIARIES
(as of December 31, 2025)

Subsidiaries Organized in the United States	Jurisdiction of Organization
Apollo Marketing, Inc.	California

Aqua Hospitality LLC	Delaware

Aqua Hotels & Resorts, LLC	Hawaii

Aqua Hotels and Resorts Operator LLC	Delaware

Aqua Hotels and Resorts, LLC	Delaware

Aqua Luana Operator LLC	Hawaii

Aqua-Aston Holdings, Inc.*	Delaware

Aqua-Aston Hospitality, LLC	Hawaii
Entity also does business under the names:
Aqua Aloha Surf Hotel	Aston Kaanapali Shores
Aqua Aloha Surf Waikiki	Aston Kona By The Sea
Aqua Palms Waikiki	Aston Mahana At Kaanapali
Aqua-Aston Advantage	Aston Maui Hill
Aqua-Aston Property Management	Aston Maui Kaanapali Villas
Aston	Aston Vacations
Aston At Papakea Resort	Aston Waikiki Beach Tower
Aston at Poipu Kai	Aston Waikiki Circle Hotel
Aston At The Executive Centre Hotel	Aston Waikiki Sunset
Aston At the Maui Banyan	Enjoy an Endless Summer
Aston At The Waikiki Banyan	Kaanapali Shores
Aston at The Whaler on Kaanapali Beach	Kope Cabana
Aston Hotels & Resorts	Waikiki Beach Hotel
Aston Islander On The Beach

Aqua-Aston Management Holdings, LLC	Delaware

Aston Hospitality, LLC	Hawaii

Aston Hotels & Resorts Florida, LLC	Florida
Entity also does business under the name:
Aston Orlando Resort

Beach House Development Partnership	Florida

CDP GP, LLC	Delaware

CDP Investors, L.P.	Delaware

Cerromar Development Partners GP, LLC	Delaware

Cerromar Development Partners, L.P., S.E.	Delaware

Champagne Resorts Inc.	Delaware

Coconut Plantation Partner, LLC	Florida

Data Marketing Associates East, Inc.	Florida

Diamond Head Management LLC	Hawaii

Subsidiaries Organized in the United States	Jurisdiction of Organization

Eagle Tree Construction, LLC	Florida

Fifth and Fifty-Fifth Holdings, Inc.	New York

Flex Collection, LLC	Florida

FOH Holdings, LLC	Delaware

FOH Hospitality, LLC	Delaware
Entity also does business under the names:
Kai Ala Market	Princeville Ocean Resort Villas
Kauhale Market	Spa Helani
Princeville Market

Grand Aspen Holdings, LLC	Delaware

Grand Aspen Lodging, LLC	Delaware

Hard Carbon, LLC	Nevada

Hawaii Vacation Title Services, Inc.	Hawaii

Heavenly Resort Properties, LLC	Nevada

Highlands Inn Investors II, L.P.*	Delaware

Hospitality Team Members, Inc.	California

Hotel Management Services LLC	Hawaii
Entity also does business under the name:
Ilikai Hotel & Luxury Suites

HPC Developer, LLC	Delaware

HT-Highlands, Inc.	Delaware

HTS-BC, L.L.C.	Delaware

HTS-Beach House Partner, L.L.C.	Delaware

HTS-Beach House, Inc.	Delaware

HTS-CHC (Sedona), LLC	Delaware

HTS-Coconut Point, LLC	Delaware

HTS-Ground Lake Tahoe, Inc.	Delaware

HTS-Key West, Inc.	Delaware

HTS-KW, Inc.	Delaware

HTS-Lake Tahoe, Inc.	Delaware

HTS-Loan Servicing, Inc.	Delaware

HTS-Main Street Station, Inc.	Delaware

HTS-Maui, L.L.C.	Delaware

HTS-San Antonio, Inc.	Delaware

HTS-San Antonio, L.L.C.	Delaware

HTS-San Antonio, L.P.	Delaware
Entity also does business under the name:
HTS-Hyatt San Antonio, L.P.

Subsidiaries Organized in the United States	Jurisdiction of Organization
HTS-Sedona, Inc.	Delaware

HTS-Sunset Harbor Partner, L.L.C.	Delaware

HTS-Wild Oak Ranch Beverage, LLC	Texas

HTS-Windward Pointe Partner, L.L.C.	Delaware

HV Global Group, Inc.	Delaware
Entity also does business under the name:
Hyatt Vacation Ownership

HV Global Management Corporation	Delaware
Entity also does business under the name:
Hyatt Vacation Ownership

HV Global Marketing Corporation	Florida
Entity also does business under the name:
Hyatt Vacation Ownership

HVC-Highlands, L.L.C.	Delaware

HVO Holdings, LLC	Florida

IIC Holdings, Incorporated	Delaware

ILG International Holdings, Inc.	Florida

ILG Management, LLC	Florida

ILG Shared Ownership, Inc.	Delaware

ILG, LLC	Delaware

Interval Holdings, Inc.	Delaware

Interval International Holdings, LLC	Florida

Interval International Overseas Holdings, LLC	Florida

Interval International, Inc.	Florida
Entity also does business under the names:
Interval Purchasing Services	Shared Ownership Investment Conference
Preferred Residences

Interval Resort & Financial Services, Inc.	Florida

Interval Software Services, LLC	Florida

Interval Vacation Exchange, LLC	Delaware

K D Kapule LLC	Hawaii

Kai Management Services, LLC	Hawaii

Kauai Blue, Inc.	Delaware
Entity also does business under the name:
Sheraton Kauai

Kauai Lagoons Holdings LLC	Delaware

Kauai Lagoons LLC	Hawaii

Kauai Lagoons Vessels LLC	Hawaii

Key Wester Limited	Florida

Subsidiaries Organized in the United States	Jurisdiction of Organization
Lagunamar Cancun Mexico, Inc.	Florida

Los Cabos Villas, LLC	Delaware

MAIC Travel LLC	Delaware

MAIC Travel, Inc.	Delaware

Management Acquisition Holdings, LLC	Delaware

Marriott Kauai Ownership Resorts, Inc.	Delaware
Entity also does business under the name:
Marriott Vacation Club International

Marriott Overseas Owners Services Corporation	Delaware

Marriott Ownership Resorts Procurement, LLC	Delaware

Marriott Ownership Resorts, Inc.	Delaware
Entity also does business under the names:
Grand Residence by Marriott	Marriott Vacation Club International Corp.
Grand Residences by Marriott	Marriott’s Mountainside Resort
Marriott Golf Academy	Marriott’s Summit Watch
Marriott Vacation Club	Marriott’s Waiohai Beach Resort
Marriott Vacation Club International	The Marketplace

Marriott Resorts Hospitality Corporation	South Carolina
Entity also does business under the names:
Marriott Vacation Club International	Marriott’s Vacation Club, South Beach
Marriott Vacation Club International Corp.	Marriott’s Villas at Doral
Marriott Vacation Club Pulse San Diego	Marriott’s Willow Ridge Lodge
Marriott Vacation Club Pulse, New York City	Reflections
Marriott Vacation Club, New York City	Strand Bistro
Marriott Vacation Club, South Beach	The Market Place
Marriott’s Custom House	Tidewater’s Sweets and Sundries
Marriott’s Legends Edge at Bay Point	Top Of The Strand
Marriott’s Oceana Palms	Twisted Knot Cafe & Lounge
Marriott’s Summit Watch Resort

Marriott Resorts Sales Company, Inc.	Delaware
Entity also does business under the names:
Marriott Resorts Realty, Inc.	Marriott Vacation Club International Ltd.

Marriott Resorts Title Company, Inc.	Florida
Entity also does business under the name:
Marriott Resorts Title, Inc.

Marriott Resorts, Travel Company, Inc.	Delaware
Entity also does business under the names:
Marriott Vacation Club International	MVC Exchange Company

Marriott Vacation Properties of Florida, Inc.	Delaware

Marriott Vacations Worldwide Corporation	Delaware
Entity also does business under the name:
MVW

Subsidiaries Organized in the United States	Jurisdiction of Organization
Marriott's Desert Springs Development Corporation	Delaware

Maui Condo and Home, LLC	Hawaii
Entity also does business under the name:
Hawaii Condo and Home

Member Development, Inc.	California

MH Kapalua Venture, LLC	Delaware

MORI Golf (Kauai), LLC	Delaware

MORI Member (Kauai), LLC	Delaware

MORI Residences, Inc.	Delaware

MORI SPC Series Corp.	Delaware

MORI Waikoloa Holding Company, LLC	Delaware

MTSC, INC.	Delaware

MVCO Series LLC	Delaware

MVW 2019-1 LLC	Delaware

MVW 2019-2 LLC	Delaware

MVW 2020-1 LLC	Delaware

MVW 2021-1W LLC	Delaware

MVW 2021-2 LLC	Delaware

MVW 2022-1 LLC	Delaware

MVW 2022-2 LLC	Delaware

MVW 2023-1 LLC	Delaware

MVW 2023-2 LLC	Delaware

MVW 2024-1 LLC	Delaware

MVW 2024-2 LLC	Delaware

MVW 2025-1 LLC	Delaware

MVW 2025-2 LLC	Delaware

MVW International Finance Company, LLC	Delaware

MVW of Hawaii, Inc.	Delaware
Entity also does business under the names:
Marketplace Express	Marriott's Waiohai Beach Club
Marriott Vacation Club, Waikiki	The Marketplace at Ko Olina
Marriott's Ko Olina Beach Club	Waikiki Marketplace
Marriott's Maui Ocean Club

MVW of Nevada, Inc.	Nevada
Entity also does business under the name:
Marriott's Grand Chateau

MVW Services Corporation	Delaware

MVW SSC, Inc.	Delaware

MVW US Holdings LLC	Delaware

Subsidiaries Organized in the United States	Jurisdiction of Organization

MVW US Services, LLC	Delaware

MVW Vacations LLC	Delaware

MVW Warehouse I LLC	Delaware

Ozark Tourism Marketing, Inc.	Missouri

Ozark Travel Services, Inc.	Missouri

Pelican Landing Timeshare Ventures Limited Partnership	Delaware

Platinum Vacations, Inc.	California

Points of Colorado, Inc.	Colorado

Premier Vacation Ownership, Inc.	California

R.C. Chronicle Building, L.P.	Delaware

RBF, LLC	Delaware
Entity also does business under the name:
RBF-Jupiter, LLC

RCC (GP) Holdings LLC	Delaware

RCC (LP) Holdings L.P.	Delaware

RCDC 942, L.L.C.	Delaware
Entity also does business under the name:
RCDC 942 Market Street, LLC

RCDC Chronicle LLC	Delaware

REP Holdings, Ltd.	Hawaii

Resort Management Finance Services, Inc.	Florida

Resort Sales Services, Inc.	Delaware

S.O.I. Acquisition Corp.	Florida

Scottsdale Residence Club Sales, Inc.	Arizona

Scottsdale Residence Club, Inc.	Florida

Sheraton Flex Vacations, LLC	Florida

Soleil Communications, Inc.	California

Soleil NV, LLC	Nevada

St. Regis Colorado Management, Inc.	Colorado

St. Regis New York Management, Inc.	Florida

St. Regis Residence Club of Colorado, Inc.	Colorado

St. Regis Residence Club, New York Inc.	Florida

Steamboat Resort Village LLC	Delaware
Entity also does business under the name:
Sheraton Steamboat Resort
Success Developments, L.L.C.	Arizona
Entity also does business under the name:
Villas of Cave Creek, L.L.C.

Subsidiaries Organized in the United States	Jurisdiction of Organization
Sunset Harbor Development Partnership	Florida

The Cobalt Travel Company, LLC	Delaware

The Lion & Crown Travel Co., LLC	Delaware

The Ritz-Carlton Development Company, Inc.	Delaware
Entity also does business under the name:
The Ritz-Carlton Destination Club

The Ritz-Carlton Management Company, L.L.C.	Delaware

The Ritz-Carlton Sales Company, Inc.	Delaware

The Ritz-Carlton Title Company, Inc.	Delaware

The WAVE Insurance Corporation	Hawaii

Timber Ridge Escapes, LLC	Missouri

Vacanza 2019-A LLC	Delaware

Vacation Ownership Lending GP, Inc.	Delaware

Vacation Ownership Lending, L.P.	Delaware

Vacation Title Services, Inc.	Florida
Entity also does business under the name:
Vacation Title Services Agency

VCH Communications, Inc.	Florida

VCH Consulting, Inc.	Florida

VCH Systems, Inc.	Florida
Entity also does business under the name:
Vistana Vacation Club

Vistana Acceptance Corp.	Florida

Vistana Arizona Management, Inc.	Arizona

Vistana Aventuras, Inc.	Florida

Vistana California Management, Inc.	California

Vistana Colorado Management, Inc.	Colorado
Entity also does business under the name:
Mountain Vista Market

Vistana Development, Inc.	Florida
Entity also does business under the name:
Vistana Development, Ltd.

Vistana Hawaii Management, Inc.	Hawaii

Vistana Management, Inc.	Florida
Entity also does business under the name:
Vistana Management, Ltd.

Vistana MB Management, Inc.	South Carolina

Vistana Portfolio Services, Inc.	Florida

Vistana PSL, Inc.	Florida

Subsidiaries Organized in the United States	Jurisdiction of Organization
Vistana Residential Management, Inc.	Florida

Vistana Scottsdale Development, Inc.	Arizona

Vistana Scottsdale Management, Inc.	Arizona

Vistana Scottsdale, Inc.	Arizona

Vistana Signature Experiences, Inc.	Delaware

Vistana Signature Network, Inc.	Delaware

Vistana Vacation Ownership, Inc.	Florida

Vistana Vacation Realty, Inc.	Florida

Vistana Vacation Services Hawaii, Inc.	Hawaii

VOL GP, Inc.	Delaware

VOL Investors, L.P.	Delaware

Volt Merger Sub, LLC	Delaware

VSE 2016-A VOI Mortgage, Inc.	Delaware

VSE 2017-A VOI Mortgage LLC	Delaware

VSE 2017-A VOI Mortgage, Inc.	Delaware

VSE 2018-A VOI Mortgage, Inc.	Delaware

VSE Arizona Development, Inc.	Arizona

VSE Arizona Realty, Inc.	Arizona

VSE Bahamas Holdings, LLC	Delaware

VSE California Sales, Inc.	California

VSE Development, Inc.	Florida

VSE East, Inc.	Florida

VSE International Holdco, LLC	Florida

VSE International, Inc.	Florida

VSE Mexico Portfolio Services, Inc.	Florida

VSE Myrtle Beach, LLC	South Carolina

VSE Pacific, Inc.	Florida
Entity also does business under the names:
Hawaii Activity Planners	Westin Ka'anapali Ocean Resort Villas
The Westin Nanea Ocean Villas	Westin Vacation Club

VSE Residence Club Sales of New York, Inc.	New York

VSE Residence Club Sales, Inc.	Colorado

VSE Trademark, Inc.	Florida

VSE Villas Arizona, Inc.	Arizona

VSE Vistana Villages, Inc.	Florida

VSE West, Inc.	Florida

VVO International Holdco, LLC	Florida

Welk Hospitality Services, LLC	California

Subsidiaries Organized in the United States		Jurisdiction of Organization

Welk Resorts 2019-A, LLC		Delaware

Welk Warehouse Facility 2, LLC		Delaware

Welk Warehouse Facility, LLC		Delaware

Westin Sheraton Vacation Services, Inc.		Florida
Entity also does business under the names:
Sheraton Vacations	Westin Vacations

WHV Hospitality Management, Inc.		California

WHV Mountain Villas, Inc.		California

WHV Resort Group, Inc.		California
Entity also does business under the names:
The Lodges at Timber Ridge	Villas on the Green

WHV Resort Properties, Inc.		California

WHV Resorts Breckenridge, LLC		Colorado

WHV Resorts Cabo, LLC		California

WHV Resorts Northstar, LLC		California

WHV Resorts Vacation Rentals, Inc.		California
Entity also does business under the name:
Vacation Club Rentals

Windward Pointe II, L.L.C.		Delaware

Worldex Corporation		Florida

Worldwide Vacation & Travel, Inc.		Florida
Entity also does business under the names:
condodirect.com	Leisure Time Passport
Dream Vacation Week	Vacationsource
Interval Travel

WVC Rancho Mirage, Inc.		Delaware

XYZII, Inc.		Washington

*Marriott Vacations Worldwide Corporation owns less than 100%.

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
AP (Macau) Pte Limited*	Macau

AP Bali Enclave HK Holding Limited	Hong Kong

AP Bali Terrace HK Holding Limited	Hong Kong

AP Nusa Dua Bali Hong Kong Holding Limited	Hong Kong

AP Nusa Dua Enclave HK Holding Limited	Hong Kong

AP Nusa Dua Terrace HK Holding Limited	Hong Kong

Aqua-Aston Hospitalidad Ltda.	Costa Rica

Aruba Finance Holdings B.V.	Netherlands

Caide Desarrollos, S. de R.L. de C.V.	Mexico

Chaihat Holding Limited*	Thailand

Club Holidays Australia Limited	Australia

Club Resorts No. 1 Australia Pty Ltd	Australia

Costa Del Sol Development Company N.V., trading as Aruba Surf Club Development and Management Aruba Surf Club Development Company	Aruba
Entity also does business under the name:
Aruba Surf Club Development and Management Company

Costa Del Sol Financing Company VBA	Aruba

CR Resorts Holdings, S.L.	Spain

CR Vacation Nominee Limitada	Costa Rica

Empresa de Servicios Cancun, S.A. de C.V.	Mexico

Empresa de Servicios K20 Cancun, S. de R.L. de C.V.	Mexico

Empresa de Servicios Los Cabos, S.A. de C.V.	Mexico

Empresa de Servicios Vallarta 205, S. de R.L. de C.V.	Mexico

Fortyseven Park Street Limited	United Kingdom

Hoteles Cabos K22.5, S. de R.L. de C.V.	Mexico

Hoteles Cancun K20, S. de R.L. de C.V.	Mexico

ILG Lux Finance S.a.r.l.	Luxembourg

ILG Lux Holdings II S.a.r.l.	Luxembourg

ILG Lux Holdings S.a.r.l.	Luxembourg

Indah HK Holding Limited	Hong Kong

Intercambios Internacionales de Vacaciones S.A. de C.V.	Mexico

Interval International Argentina S.A.	Argentina

Interval International Brasil Servicos Ltda.	Brazil

Interval International de Colombia, S.A.S.	Colombia

Interval International Eastern Canada, Inc.	Canada

Interval International Egypt Ltd.	Egypt

Interval International Finland Oy	Finland

Interval International GmbH	Germany

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
Interval International Holdings Mexico, S.A. de C.V.	Mexico

Interval International Italia S.r.l.	Italy

Interval International Limited	England

Interval International Singapore (Pte) Ltd.	Singapore

Interval Leisure Group Management Limited	England

Interval Leisure Group UK Holdings (No. 2) Limited	England

Interval Leisure Group UK Holdings Limited	England

Interval Servicios de Mexico S.A. de C.V.	Mexico

Interval UK Holdings Limited	England

Interval Vacation Exchange S.A.	Spain

Khao Lak HK Holdings Limited	Hong Kong

Los Cabos Villa Management, S. de R.L. de C.V.	Mexico

MAIC Travel de Mexico S. de R.L. de C.V.	Mexico

Maikhao Land Owning Limited*	Thailand

Marriott Ownership Resorts (Bahamas) Limited	Bahamas

Marriott Ownership Resorts (St. Thomas), Inc.	Virgin Islands - US
Entity also does business under the name:
ST. KITTS BEACH CLUB

Marriott Resorts Hospitality (Bahamas) Limited	Bahamas

Marriott Resorts Hospitality of Aruba N.V.	Aruba

Marriott Vacation Club International of Aruba N.V.	Aruba

Marriott Vacation Club International of Japan, Inc.	Japan

Marriott Vacation Club Timesharing GmbH	Austria

MGRC Management Limited	United Kingdom

MVC LS Costa Rica, Ltda.	Costa Rica
Entity also does business under the name:
MVC LS Costa Rica, Ltd.

MVCI (Thailand) Limited	Thailand

MVCI AP Macau Marketing Pte, Limited	Macau

MVCI Asia Pacific (Hong Kong) Pte. Limited	Hong Kong

MVCI Asia Pacific Finance Pte. Limited	Hong Kong

MVCI Asia Pacific Pte. Ltd.	Singapore

MVCI Australia Pty Ltd	Australia

MVCI Egypt B.V.	Netherlands

MVCI Europe Limited	United Kingdom

MVCI Finance C.V.	Aruba

MVCI France SAS	France

MVCI Holdings B.V.	Netherlands

Subsidiaries Organized Outside the United States	Jurisdiction of Organization

MVCI Holidays France S.A.S.	France

MVCI Holidays, S.L.	Spain

MVCI Ireland Limited	Ireland

MVCI Khao Lak Limited	Thailand

MVCI Management, S.L.	Spain

MVCI Playa Andaluza Holidays, S.L.	Spain

MVCI Puerto Rico, Inc.	Puerto Rico
Entity also does business under the name:
Marriott Vacation Club International

MVCI Services Designated Activity Company or MVCI Services DAC	Ireland

MVCI St. Kitts Company Limited	Nevis

MVCI Travel Information Consultancy (Shanghai) Co., Ltd.	China

MVW de Mexico, S. de R.L. de C.V.	Mexico

MVW International Holding Company S.à r.l.	Luxembourg

MVW International Switzerland Holding GmbH	Switzerland

Overseas Promotions, Inc.	Cayman Islands

Promociones Marriott, S.A. de C.V.	Mexico

PT Indonesia Bali Resort Enclave	Indonesia

Pt. Indonesia Bali Resort Expansion	Indonesia

PT. Indonesia MOC Services	Indonesia

R.M. Mexicana S.A.de C.V.	Mexico

RC Abaco Holding Company Ltd.	Virgin Islands - British

RC Management Company Bahamas Limited	Bahamas

RC St. Thomas, LLC	Virgin Islands - US

Teman HK Holding Limited	Hong Kong

The Abaco Club RC, Ltd.*	Bahamas

The Ritz-Carlton Club, St. Thomas, Inc.	Virgin Islands - US

Turistica Cancun S. de R.L. de C.V.	Mexico

Vistana Bahamas Investments Limited	Bahamas

Vistana Bahamas Sales and Marketing Limited	Bahamas

VSE Azteca Holdings, S. de R.L. de C.V.	Mexico

VSE Cancun Sales, S. de R.L. de C.V.	Mexico

VSE Cayman Holdings Limited	Cayman Islands

VSE Mexico Holding, S. de R.L. de C.V.	Mexico

VSE UK Holdings Ltd.	England

VSE Villas Los Cabos, S. de R.L de C.V.	Mexico

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
Westin St. John Hotel Company, Inc.	Virgin Islands - US
Entity also does business under the names:
Bamboula Cafe
Lemongrass Restaurant and Bar
MARRIOTT VACATION CLUB DESTINATIONS
Snorkels Bar & Grill
The Marketplace at Great Cruz Bay
The Westin Health & Spa
The Westin St. John Resort & Villas
Westin Aventuras

Westin Vacation Management Company	Virgin Islands - US

WHV Cabo Associates 1, S. de R.L. de C.V.	Mexico

WHV Cabo Associates 2, S. de R.L. de C.V.	Mexico

WHV Cabo Management, S. de R.L. de C.V.	Mexico

WHV Platinum Preview, S. de R.L. de C.V.	Mexico

WVC St. John, Inc.	Virgin Islands - US

*Marriott Vacations Worldwide Corporation owns less than 100%.